UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☒	Soliciting Material under §240.14a-12

Centennial Resource Development, Inc.

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CDEV team -

I want to first thank all of you who were able to attend the Investor Call and/or Townhall this morning. As I mentioned, today is a very important and exciting day for Centennial as we announced an agreement to merge with Colgate Energy Partners. This is a transformational event for both companies and the combined entity will create the largest pure-play E&P in the Delaware Basin, which will take Centennial – and Colgate – to the next level.

As I mentioned in the calls this morning, this business combination is considered a merger of equals with Centennial owning slightly more than 50%. Colgate and Centennial have both done a great job over the last few years growing the companies to where they are today – and we are all committed to the idea that the combined entity will be well positioned for future success. In the combined company, I will become Executive Chairman, Will Hickey and James Walter, current co-CEOs of Colgate will remain in the co-CEO role while George Glyphis will remain as CFO and Matt Garrison as COO.

It is our expectation that the combined company will operate under a new name and be headquartered in Midland – but those decisions and the few leadership positions I announced above are the only staffing decisions we’ve finalized. That said, we intend for the Denver office to remain open for the foreseeable future as we take the necessary time to think about the needs of the combined business and the talent we’ve assembled so that we can plan and staff accordingly.

Subject to regulatory approval, the transaction is expected to close sometime during the second half of 2022. For now, it’s business as usual – which I know is much easier said than done. However, it is important that we continue to execute like we’ve been doing over the last few years. We are committed to providing you with regular updates to keep you apprised of the status of the merger until it closes. If you have any questions in the meantime, please direct them to mergerinfo@cdevinc.com.

I want to again thank each and every one of you for all of your hard work – and also ask you for your patience as we work through the details of the combined company in this truly transformational event for Centennial.

Sean

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this communication, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This communication relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in the Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.